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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                 (Date of earliest event reported): May 4, 2005

                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          NORTH CAROLINA                  1-4928                 56-0205520
   (State or Other Jurisdiction    (Commission File No.)       (IRS Employer
        of Incorporation)                                   Identification No.)

            526 South Church Street
           Charlotte, North Carolina                           28201-1006
   (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition

     On May 4, 2005, Duke Energy Corporation issued a news release announcing its financial results for the first quarter ended March 31, 2005. A copy of this news release is attached hereto as Exhibit 99. The information in Exhibit 99 is being furnished pursuant to this Item 2.02.

Item 9.01 Financial Statements and Exhibits

     (c)   Exhibits

           99    News Release dated May 4, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DUKE ENERGY CORPORATION

                                        By: /s/ Keith G. Butler
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                                            Keith G. Butler
                                            Vice President and Controller

Dated: May 4, 2005

                                  EXHIBIT INDEX

Exhibit   Description
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  99      News Release dated May 4, 2005